April 28, 2016

DREYFUS INVESTMENT FUNDS

- Dreyfus/The Boston Company Small/Mid Cap Growth Fund

Supplement to Summary and Statutory Prospectuses

dated February 1, 2016

The following information supersedes and replaces any contrary information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio

Management" in the statutory prospectus:

Todd W. Wakefield, CFA, and Robert C. Zeuthen, CFA, are the fund's primary portfolio managers, positions they have held since September 2005 and April 2013, respectively. Mr. Wakefield, the fund’s lead portfolio manager, is a senior managing director, senior portfolio manager and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM. Mr. Zeuthen is a managing director, senior equity research analyst and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM.

The following information supersedes and replaces the fourth paragraph included in "Fund Details – Management" in the statutory prospectus:

Todd W. Wakefield, CFA, and Robert C. Zeuthen, CFA, are the fund's primary portfolio managers, positions they have held since September 2005 and April 2013, respectively.  Mr. Wakefield, the fund’s lead portfolio manager, is a senior managing director, senior portfolio manager and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM, where he has been employed since 2003. Mr. Zeuthen is a managing director, senior equity research analyst and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM, where he has been employed since 2006.

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